UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2016 (February 8, 2016)

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 Airport Road Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 8, 2016, the Compensation Committee of Forward Air Corporation (the “Company”) approved the following equity awards to the Company’s named executive officers pursuant to the Forward Air Corporation Amended and Restated Stock Option and Incentive Plan (the “Stock Plan”):

Name	Stock Options[1]	Restricted Stock Awards[2]	Performance Share Awards[3]
Bruce A. Campbell	$500,000	$500,000	$500,000
Rodney L. Bell	$83,333	$83,334	$83,333
Matthew J. Jewell	$110,000	$110,000	$110,000
Chris C. Ruble	$110,000	$110,000	$110,000
Michael L. Hance	$110,000	$110,000	$110,000
1 Stock options for a number of shares of common stock of the Corporation determined by dividing the dollar amount set forth in the table by the fair value of a single option as of February 8, 2016, determined under the Black-Scholes methodology in accordance with Accounting Standards Codification Topic 718.
2 A number of shares of common stock of the Corporation determined by dividing the dollar amount set forth in the table by the closing price of the Corporation’s common stock on February 8, 2016.
3 Reflects the target number of performance shares determined by dividing the dollar amount set forth in the table by the fair value of a single performance share as of February 8, 2016, determined under a Monte Carlo methodology in accordance with Accounting Standards Codification Topic 718. Shares of common stock deliverable at the end of the three-year performance period range from 0 percent to 200 percent of target depending upon level of achievement of the performance objective.

Stock Options. The stock options vest evenly over a three-year period. The stock options awarded to Mr. Campbell incorporate a performance condition contingent upon the Company’s achievement of pre-established operating income goals within a three-year period that must be satisfied for the option award to vest. All of the stock options granted to the named executive officers will expire if not exercised within seven years of the grant date. If the named executive officer suffers an involuntary termination (as such term is defined in the award agreement) coincident with or within 24 months after a Change in Control (as such term is defined in the Stock Plan) occurs, the stock options, to the extent not previously vested and exercisable nor earlier terminated, will become fully vested and exercisable upon such involuntary termination and may be exercised within 90 days thereafter but not beyond the expiration date. If the stock options are cancelled in the Change in Control transaction, they will become exercisable in full immediately before such cancellation.
Restricted Stock. The shares issued under the restricted stock awards are restricted from sale or transfer until vesting occurs, and these restrictions lapse in three equal installments beginning one year after the date of grant. Dividends are paid in cash on a current basis throughout the vesting period. If the named executive officer suffers an involuntary termination (as such term is defined in the award agreement) coincident with or within 24 months after a Change in Control (as such term is defined in the Stock Plan) occurs, the restricted shares, to the extent not previously vested nor earlier forfeited, will become fully vested and transferable upon such involuntary termination. If the restricted stock awards are not assumed or substituted with equivalent awards in the Change in Control transaction, then the Company will provide for full vesting and lapse of restrictions on the award shares immediately before the effective time of the Change in Control.
Performance Shares.  Performance shares are earned on the basis of the Company’s appreciation percentile ranking as defined in the performance share agreement measured over a three year period. The actual number of performance shares earned and vested is based on our appreciation percentile ranking compared to the peer group companies during the three-year performance period. The performance shares pay out in shares of Company common stock, shortly after the close of the three-year performance period, in a range of 0 percent to 200 percent of the target number of performance shares awarded. If the named executive officer suffers an involuntary termination (as such term is defined in the award agreement) coincident with or within 24 months after a Change in Control (as such term is defined in the Stock Plan) occurs, but before the vesting date, the named executive officer will become vested in the target number of performance shares or, if greater, the number of performance shares that would have become vested on the vesting date based on our appreciation percentile ranking calculated through the executive’s last day of service. If the performance share awards are not assumed or substituted with equivalent awards in the Change in Control transaction, then the named executive officer will become vested in the target number of performance shares or, if greater, the number of performance shares that would have become vested on the vesting date based on our appreciation percentile ranking calculated through the date of the Change in Control.
The equity awards described above are subject to the terms and conditions of the Company’s standard forms of award agreements approved by the Compensation Committee on February 8, 2016. The foregoing summary of the equity awards does not purport to be complete and is qualified in its entirety by reference to the full text of the award agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report and incorporated by reference.
SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Report.

No.	Exhibit
10.1	Form of Nonqualified Stock Option Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan
10.2	Form of CEO Nonqualified Stock Option Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan
10.3	Form of Restricted Stock Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan
10.4	Form of CEO Restricted Stock Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan
10.5	Form of Performance Share Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan
10.6	Form of CEO Performance Share Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: February 12, 2016	By:	/s/ Rodney L. Bell
Rodney L. Bell
Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

No.	Exhibit
10.1	Form of Nonqualified Stock Option Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan
10.2	Form of CEO Nonqualified Stock Option Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan
10.3	Form of Restricted Stock Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan
10.4	Form of CEO Restricted Stock Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan
10.5	Form of Performance Share Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan
10.6	Form of CEO Performance Share Agreement under the registrant’s Amended and Restated Stock Option and Incentive Plan